UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported):
                               October 30, 2002

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                           CTB INTERNATIONAL CORP.
            (Exact name of registrant as specified in the charter)

    Indiana                   000-22973                      35-1970751
(State of other            (Commission File                (I.R.S. Employer
jurisdiction of                 Number)                   Identification No.)
incorporation or
 organization)

 State Road 15 North,                                            46542-2000
    P.O. Box 2000                                                 (Zip Code)
  Milford, Indiana
(Address of Principal
  executive offices)

                                (574) 658-4191
              Registrant's telephone number, including area code


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Item 5.  Other Events.

The press release issued by CTB International Corp. on October 30, 2002 is attached hereto as Exhibit 99.1 and is incorporated hereto by this reference.

Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statements.

               None.

          (b)  Pro Forma Financial Information.

               None.

          (c)  Exhibits.

               99.1 Press release dated as of October 30, 2002 issued by CTB International Corp.


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           CTB International Corp.,
Dated:    October 31, 2002


                                           By: /s/ Don J. Steinhilber
                                               ---------------------------
                                               Name:  Don J. Steinhilber
                                               Title: Vice President and
                                                      Chief Financial Officer


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                               INDEX TO EXHIBITS



Exhibit
Number      Description

99.1        Press release dated as of October 30, 2002 issued by CTB
            International Corp.